CBF Reports Fourth Quarter Results

January 29, 2015

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS FOURTH QUARTER NET INCOME
OF $13.8 MILLION OR $0.29 PER DILUTED SHARE, UP 26% YEAR OVER YEAR, AND FULL YEAR NET INCOME OF $50.9 MILLION OR $1.02 PER DILUTED SHARE, UP 40% FROM 2013

•	Record new loans of $457 million for the quarter and $1.6 billion for the year, up 27%;

•	Loan portfolio grew sequentially at a 15% annualized rate and 10% for the full year;

•	Legacy credit expenses down 19% year over year and 47% for the full year; and

•	ROA and Core ROA increased to 0.82% and 0.83%, respectively.

Coral Gables, Fla. (January 29, 2015) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported fourth quarter 2014 net income of $13.8 million, or $0.29 per diluted share, and core net income of $14.0 million, or $0.29 per diluted share.  Net income rose 13% year over year and net income per diluted share rose 26%.  Core net income rose 8% year over year and core net income per diluted share rose 16%.  Efficiency and Core Efficiency ratios declined to 70.8% and 70.5%, respectively. ROA and Core ROA increased to 0.82% and 0.83%, respectively.
Core adjustments for the fourth quarter of 2014 included $0.3 million of contingent value right (“CVR”) expense, $0.3 million of gains on sales of investment securities, and $0.1 million of non-cash equity compensation associated with original founder awards.
For the full year, net income was $50.9 million, or $1.02 per diluted share, and core net income was $53.0 million, or $1.06 per diluted share. Net income rose 31.1% and net income per diluted share rose 40% from the prior year. Core net income rose 15% and core net income per diluted share rose 23%.
Core adjustments for the year included $1.7 million of CVR expense, $0.6 million of gains on sales of investment securities, and $0.9 million of non-cash equity compensation associated with original founder awards.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "This was a strong quarter and a great way to close out a year of enormous progress at Capital Bank. Strong loan growth, core deposit funding, excellent credit quality, and improving profitability will help us achieve our financial targets, which is key to our vision of building a high-performing financial institution."
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "In addition to record loan growth and profitability, we remain focused on expenses, which were down 10% for the full year, as we benefited from reduced legacy credit expenses and found ways to selectively reduce occupancy and other costs. We will remain vigilant in managing the cost to deliver the bank’s products and services."

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CBF Reports Fourth Quarter Results

January 29, 2015

Loan Portfolio and Composition

During the fourth quarter, the loan portfolio increased by $176.4 million to $5.0 billion, a 15% annualized growth rate.  New loans of $457.3 million were offset by resolutions totaling $54.1 million, including transfers to OREO of $4.4 million, and principal repayments of $226.8 million.

For the full year, new loans were $1.6 billion as compared to $1.3 billion, a 27% increase from the prior year, driving 10% growth in the loan portfolio in 2014.

The relative composition of the Company’s loan portfolio at the end of the fourth and third quarters of 2014 and fourth quarter of 2013 was as follows:

	Dec 31, 2014	Sep 30, 2014	Dec 31, 2013
Commercial real estate	23%	25%	27%
C&I	42%	41%	41%
Consumer	32%	32%	30%
Other	3%	2%	2%
Total	100%	100%	100%

Deposits, Composition and Yields

During the fourth quarter, total deposits increased by $79.6 million to $5.3 billion. The sequential increase was mainly as a result of the Company's continued focus in growing lower cost checking accounts, which were up $121.7 million, or 5%, partially offset by some contraction in money market balances. The cost of deposits remained flat at 0.34% sequentially and year over year.  The cost of core deposits remained flat at 0.15% sequentially and year over year. Core deposits include all checking, savings and money market accounts and now represent 73% of total deposits.

The cost of deposits for the full year of 2014 was 0.34%, a decline of six basis points from 2013. The improvement was mainly due to planned shrinkage in high cost time deposits. The cost of core deposits remained flat at 0.15% from 2013.

Net Interest Income and Net Interest Margin

Net interest income remained consistent at $61.4 million from the third quarter of 2014 and declined $4.4 million year over year from $65.7 million. The net interest margin for the fourth quarter of 2014 was 4.05%, a decline of nine basis points sequentially and 47 basis points year over year.  The sequential and year over year net interest margin decline was mainly due to the lower yield on new loans as compared to the yields of the Company's legacy portfolio, partially offset by an increase in investment securities yields.

Net interest income declined $17.5 million for the full year of 2014 from $263.6 million in 2013. The net interest margin for the full year of 2014 was 4.21%, a decline of 19 basis points from 2013. The decline was mainly due to the lower yield on new loans as compared to the yields of the Company's legacy portfolio, partially offset by an increase in investment securities yields and planned shrinkage in high cost time deposits.

Non-Interest Income

Non-interest income increased $0.6 million sequentially to $10.6 million and declined $2.7 million year over year from $13.3 million.  The year over year decline was mainly driven by lower credit loss expectations, which resulted in an increase of $1.5 million in FDIC indemnification asset amortization, and the absence of a $1.0 million legal settlement recorded in the prior year.

Non-interest income declined $9.2 million for the full year of 2014 from $53.0 million in 2013. The decline was mainly driven by lower credit loss expectations, which resulted in an increase of $5.9 million in FDIC indemnification asset amortization, and the absence of $1.9 million in legal settlements and insurance recoveries recorded in the prior year.

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CBF Reports Fourth Quarter Results

January 29, 2015

Provision for Loan Losses and Credit Quality

The net reversal of provision for loan losses of $0.6 million recorded for the fourth quarter of 2014 included a $0.8 million provision for new and acquired non-impaired loans and $1.4 million in reversals of impairments due to improvements in cash flow estimates for certain acquired impaired loan pools.  The improvement in cash flow estimates mainly resulted from higher than anticipated payoffs. Net charge-offs for the fourth quarter of 2014 were $1.5 million.

At December 31, 2014, the allowance for loan losses was $50.2 million, of which $28.9 million related to acquired impaired loans and $21.3 million related to new and acquired non-impaired loans. The allowance for loan losses represents 1% of the Company's total $5.0 billion loan portfolio.

During the fourth quarter, non-performing loans declined sequentially by $41.6 million, or 24%, to $130.6 million.  Nonaccrual loans declined sequentially to $9.5 million, or to 0.26% of total non-purchased credit impaired loans from 0.32%. Acquired impaired loans greater than 90 days past due and still accruing declined sequentially by $40.5 million, or 25%, to $121.1 million.

New and acquired non-impaired loans now represent 73% of the Company's total loan portfolio as compared to 59% at December 31, 2013.

Non-Interest Expense

Non-interest expense declined $0.5 million from $51.4 million for the third quarter of 2014 and declined $5.3 million from $56.3 million for the fourth quarter of 2013.  The sequential decline was mainly due to lower legacy credit expenses reflecting the continued resolution of special assets, partially offset by increased salaries and employee benefits and professional fees. The year over year decline was mainly due to lower legacy credit expenses as discussed above, a decline in stock based compensation expense, mainly associated with original founder awards, and the reduction in occupancy costs as a result of the Company's continued focus on consolidating facilities.

Non-interest expense declined $27.4 million for the full year of 2014 from $236.2 million for 2013. The decline was mainly due to lower legacy credit expenses reflecting the continued resolution of special assets, the decline in professional fees and stock-based compensation expense, mainly associated with original founder awards, and a decline in other miscellaneous expenses. Partially offsetting the decline was an increase in salaries and employee benefits as a result of rising healthcare costs.

Income Tax Expense

Income tax expense was $7.8 million for the fourth quarter of 2014, an effective income tax rate of 36%, as compared to income tax expense of $8.1 million for the third quarter of 2014, an effective income tax rate of 38%. Income tax expense was $7.3 million for the fourth quarter of 2013, an effective income tax rate of 37%. The sequential and year over year decline in effective rate is mainly due to higher tax-exempt interest income during the fourth quarter of 2014.

Income tax expense for the full year of 2014 was $30.7 million, an effective income tax rate of 38%, as compared to income tax expense of $27.4 million for 2013, an effective income tax rate of 41%. The higher prior year effective rate is mainly due to the prior year impact of changes in certain statutory rates that were enacted into law during the third quarter of 2013.

Financial Position

Total assets increased by $141.1 million to $6.8 billion as of December 31, 2014, from $6.7 billion as of September 30, 2014. During the quarter, the Company’s loan portfolio increased by $176.4 million to $5.0 billion, a 15% annualized growth rate.  Deposits increased by $79.6 million to $5.3 billion, and FHLB borrowings increased by $70.0 million.  During the quarter, the Company repurchased 737,611 shares of common stock at an average price of $24.19 per share.  Tangible book value per share was $19.28 as of December 31, 2014, an increase of $0.28 and $0.73 over September 30, 2014 and December 31, 2013, respectively.

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1, Tier 1 Risk-Based and Total Risk-Based capital ratios of 13.5%, 17.1% and 18.1%, respectively, as of December 31, 2014, under currently applicable regulations.

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CBF Reports Fourth Quarter Results

January 29, 2015

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (719) 325-2429, and the confirmation pass code is 6011897. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through February 6, 2015, by dialing (719) 457-0820 and entering pass code 6011897. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports Fourth Quarter Results

January 29, 2015

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analyzes of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $6.8 billion in total assets as of December 31, 2014, and 162 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

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CBF Reports Fourth Quarter Results

January 29, 2015

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Interest and dividend income	$67,750	$67,643	$66,846	$68,543	$71,981
Interest expense	6,399	6,218	6,015	6,090	6,258
Net Interest Income	61,351	61,425	60,831	62,453	65,723
Provision (reversal) for loan losses	(637)	(1,332)	1,404	(24)	3,265
Net interest income after provision (reversal) for loan losses	61,988	62,757	59,427	62,477	62,458
Non-Interest Income
Service charges on deposit accounts	5,390	5,565	5,672	5,436	5,858
Debit card income	3,013	3,017	3,103	2,844	2,864
Fees on mortgage loans originated and sold	1,053	1,195	1,123	759	1,082
Investment advisory and trust fees	1,170	1,183	910	1,261	1,075
FDIC indemnification asset expense	(3,421)	(3,881)	(2,064)	(2,165)	(1,877)
Legal settlement	—	—	—	—	1,000
Investment securities gains (losses), net	513	317	(28)	174	164
Other income	2,876	2,561	3,171	3,060	3,105
Total non-interest income	10,594	9,957	11,887	11,369	13,271
Non-Interest Expense
Salaries and employee benefits	23,871	22,590	23,449	23,498	23,969
Stock-based compensation expense	451	443	1,020	728	1,127
Net occupancy and equipment expense	8,020	8,475	8,723	8,599	8,457
Computer services	3,413	3,332	3,389	3,253	3,093
Software expense	2,074	1,932	1,940	1,868	1,990
Telecommunication expense	1,347	1,406	1,628	1,608	1,532
OREO valuation expense	1,554	2,752	3,022	3,573	3,190
Net gains on sales of OREO	(419)	(223)	(3,192)	(721)	(278)
Foreclosed asset related expense	619	845	991	1,459	1,046
Loan workout expense	1,352	911	1,117	1,177	1,682
Professional fees	2,116	1,532	2,038	2,004	2,409
Contingent value right expense	334	278	327	767	298
Regulatory assessments	1,705	1,637	1,648	1,629	1,647
Other expense	4,495	5,508	5,173	5,782	6,089
Total non-interest expense	50,932	51,418	51,273	55,224	56,251
Income before income taxes	21,650	21,296	20,041	18,622	19,478
Income tax expense	7,814	8,053	7,616	7,208	7,272
Net income	$13,836	$13,243	$12,425	$11,414	$12,206

Earnings per share:
Basic	$0.29	$0.28	$0.25	$0.23	$0.24
Diluted	$0.29	$0.27	$0.25	$0.22	$0.23

Weighted average shares outstanding:
Basic	46,964	47,912	49,090	50,518	50,962
Diluted	48,243	49,069	50,261	51,932	52,227

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Dec 31, 2014	Sep 30, 2014	Dec 31, 2013
Assets
Cash and due from banks	$106,193	$92,704	$118,937
Interest-bearing deposits in other banks	81,942	66,706	45,504
Total cash and cash equivalents	188,135	159,410	164,441
Trading securities	2,410	2,312	6,348
Investment securities available-for-sale at fair value (amortized cost $554,488,
$582,623 and $688,717, respectively)	555,893	580,732	685,441
Investment securities held-to-maturity at amortized cost (fair value $443,379,
$457,712 and $459,693, respectively)	436,962	454,809	465,098
Loans held for sale	5,516	6,439	8,012
Loans, net of deferred loan costs and fees	4,994,703	4,817,332	4,544,017
Less: Allowance for loan losses	50,211	52,334	56,851
Loans, net	4,944,492	4,764,998	4,487,166
Other real estate owned	77,626	90,277	129,396
FDIC indemnification asset	16,762	21,025	33,610
Receivable from FDIC	3,661	3,491	7,624
Premises and equipment, net	173,176	174,941	179,855
Goodwill	134,522	134,522	131,987
Intangible assets, net	18,897	19,865	23,365
Deferred income tax asset, net	129,624	139,388	166,762
Other assets	143,734	138,090	128,456
Total Assets	$6,831,410	$6,690,299	$6,617,561
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,054,128	$1,006,556	$923,993
Negotiable order of withdrawal	1,383,990	1,309,839	1,321,903
Money market	898,254	914,226	961,526
Savings	500,028	514,729	530,144
Time deposits	1,418,700	1,430,106	1,447,497
Total deposits	5,255,100	5,175,456	5,185,063
Federal Home Loan Bank advances	296,091	226,138	96,278
Short-term borrowings	23,407	23,823	24,850
Long-term borrowings	139,681	139,396	138,561
Accrued expenses and other liabilities	53,557	60,547	60,021
Total liabilities	5,767,836	5,625,360	5,504,773
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 36,936
issued and 30,150 outstanding, 36,662 issued and 30,114 outstanding and 36,212 issued and 33,051 outstanding, respectively.	370	367	362
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,743
issued and 17,443 outstanding, 19,017 issued and 18,217 outstanding and 19,647 issued and 19,047 outstanding, respectively.	187	190	196
Additional paid in capital	1,081,628	1,081,177	1,082,235
Retained earnings	158,403	144,567	107,485
Accumulated other comprehensive loss	(3,824)	(6,018)	(7,528)
Treasury stock, at cost, 8,086, 7,348 and 3,761 shares, respectively	(173,190)	(155,344)	(69,962)
Total shareholders’ equity	1,063,574	1,064,939	1,112,788
Total Liabilities and Shareholders’ Equity	$6,831,410	$6,690,299	$6,617,561

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Performance Ratios
Interest rate spread	3.92%	4.01%	4.12%	4.28%	4.39%
Net interest margin	4.05%	4.14%	4.26%	4.41%	4.52%
Return on average assets	0.82%	0.80%	0.76%	0.70%	0.74%
Return on average shareholders' equity	5.21%	4.95%	4.58%	4.09%	4.39%
Efficiency ratio	70.79%	72.03%	70.51%	74.81%	71.21%
Average interest-earning assets to average interest-bearing liabilities	131.89%	131.43%	131.23%	129.81%	129.70%
Average loans receivable to average deposits	93.94%	92.32%	89.10%	88.18%	85.88%
Yield on interest-earning assets	4.47%	4.56%	4.67%	4.83%	4.95%
Cost of interest-bearing liabilities	0.55%	0.55%	0.55%	0.56%	0.56%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$9,484	$10,590	$11,368	$10,107	$11,810
Acquired impaired loans > 90 days past due and still accruing	$121,137	$161,670	$200,755	$226,941	$253,817
Nonperforming loans to loans receivable	2.61%	3.57%	4.49%	5.21%	5.84%
Nonperforming assets to total assets	3.05%	3.93%	4.66%	5.47%	5.98%
Covered loans to total gross loans	3.95%	4.58%	5.09%	5.71%	6.27%
ALLL to nonperforming assets	24.09%	19.92%	17.93%	15.52%	14.38%
ALLL to total gross loans	1.00%	1.08%	1.17%	1.22%	1.25%
Annualized net charge-offs/average loans	0.12%	0.14%	0.15%	0.11%	0.08%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.16%	0.22%	0.21%	0.24%	0.34%
New loans ALLL to total gross new loans	0.63%	0.72%	0.74%	0.80%	0.80%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	7.28%	9.11%	10.25%	10.67%	11.16%
Covered acquired loans to total gross acquired loans	11.47%	11.84%	11.95%	11.98%	12.34%
Acquired loans ALLL to total gross acquired loans	1.71%	1.67%	1.76%	1.68%	1.69%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	15.72%	16.14%	16.64%	17.01%	16.85%
Tangible common equity ratio (1)	13.63%	13.93%	14.19%	14.82%	14.82%
Tier 1 leverage ratio (2)	14.28%	14.40%	14.61%	14.94%	14.95%
Tier 1 risk-based capital ratio (2)	17.99%	18.40%	18.57%	19.68%	19.74%
Total risk-based capital ratio (2)	19.05%	19.52%	19.77%	20.92%	21.00%
Capital Ratios (Bank)
Tangible common equity ratio (1)	14.29%	14.31%	15.11%	14.99%	14.62%
Tier 1 leverage ratio (2)	13.52%	13.37%	14.10%	13.70%	13.40%
Tier 1 risk-based capital ratio (2)	17.10%	17.08%	18.00%	18.10%	17.70%
Total risk-based capital ratio (2)	18.09%	18.20%	19.20%	19.30%	18.90%

(1) See "Reconciliation of Non-GAAP Measures"
(2) December 31, 2014 regulatory capital ratios are preliminary

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Dec 31, 2014	Sep 30, 2014	Dec 31, 2013
Loans
Non-owner occupied commercial real estate	$798,556	$797,197	$775,733
Other commercial construction and land	200,755	243,563	300,494
Multifamily commercial real estate	89,132	71,119	67,688
1-4 family residential construction and land	68,658	76,442	71,351
Total commercial real estate	1,157,101	1,188,321	1,215,266
Owner occupied commercial real estate	1,046,736	1,026,853	1,058,148
Commercial and industrial loans	1,073,791	959,641	803,736
Lease financing	2,005	2,175	2,676
Total commercial	2,122,532	1,988,669	1,864,560
1-4 family residential	925,698	913,219	804,322
Home equity loans	378,475	373,604	386,366
Other consumer loans	272,453	242,451	170,526
Total consumer	1,576,626	1,529,274	1,361,214
Other	143,960	117,507	110,989
Total loans	$5,000,219	$4,823,771	$4,552,029

Deposits
Non-interest bearing demand	$1,054,128	$1,006,556	$923,993
Negotiable order of withdrawal	1,383,990	1,309,839	1,321,903
Money market	898,254	914,226	961,526
Savings	500,028	514,729	530,144
Total core deposits	3,836,400	3,745,350	3,737,566
Time deposits	1,418,700	1,430,106	1,447,497
Total deposits	$5,255,100	$5,175,456	$5,185,063

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec. 31, 2013
Reversal of provision on legacy loans	$(1,411)	$(4,205)	$(940)	$(2,488)	$(1,220)
FDIC indemnification asset expense	3,421	3,881	2,064	2,165	1,877
OREO valuation expense	1,554	2,752	3,022	3,573	3,190
Net gains on sales of OREO	(419)	(223)	(3,192)	(721)	(278)
Foreclosed asset related expense	619	845	991	1,459	1,046
Loan workout expense	1,352	911	1,117	1,177	1,682
Salaries and employee benefits	993	1,054	1,270	1,270	1,270
Total legacy credit expenses	$6,109	$5,015	$4,332	$6,435	$7,567

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended December 31, 2014			Three Months Ended September 31, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,929,599	$62,053	4.99%	$4,762,260	$62,095	5.17%
Investment securities (1)	1,025,016	5,386	2.08%	1,064,710	5,160	1.92%
Interest-bearing deposits in other banks	43,532	24	0.22%	38,857	19	0.19%
Other earning assets (2)	47,601	659	5.49%	45,774	604	5.24%
Total interest earning assets	6,045,748	$68,122	4.47%	5,911,601	$67,878	4.56%
Non-interest earning assets	703,376			725,578
Total assets	$6,749,124			$6,637,179
Interest bearing liabilities
Time deposits	$1,434,775	$3,108	0.86%	$1,372,696	$2,983	0.86%
Money market	905,225	550	0.24%	935,223	552	0.23%
Negotiable order of withdrawal	1,351,295	591	0.17%	1,313,693	537	0.16%
Savings	508,979	279	0.22%	525,854	289	0.22%
Total interest bearing deposits	4,200,274	4,528	0.43%	4,147,466	4,361	0.42%
Short-term borrowings and FHLB advances	246,675	139	0.22%	214,122	125	0.23%
Long-term borrowings	136,876	1,732	5.02%	136,353	1,732	5.04%
Total interest bearing liabilities	4,583,825	$6,399	0.55%	4,497,941	$6,218	0.55%
Non-interest bearing demand	1,047,135			1,010,817
Other liabilities	56,883			57,430
Shareholders’ equity	1,061,281			1,070,991
Total liabilities and shareholders’ equity	$6,749,124			$6,637,179
Net interest income and spread		$61,723	3.92%		$61,660	4.01%
Net interest margin			4.05%			4.14%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,929,599	$62,053	4.99%	$4,505,159	$66,735	5.88%
Investment securities (1)	1,025,016	5,386	2.08%	1,186,466	4,943	1.65%
Interest-bearing deposits in other banks	43,532	24	0.22%	57,953	33	0.23%
Other earning assets (2)	47,601	659	5.49%	40,866	543	5.27%
Total interest earning assets	6,045,748	$68,122	4.47%	5,790,444	$72,254	4.95%
Non-interest earning assets	703,376			807,278
Total assets	$6,749,124			$6,597,722
Interest bearing liabilities
Time deposits	$1,434,775	$3,108	0.86%	$1,513,038	$3,155	0.83%
Money market	905,225	550	0.24%	947,429	519	0.22%
Negotiable order of withdrawal	1,351,295	591	0.17%	1,288,723	550	0.17%
Savings	508,979	279	0.22%	531,930	286	0.21%
Total interest bearing deposits	4,200,274	4,528	0.43%	4,281,120	4,510	0.42%
Short-term borrowings and FHLB advances	246,675	139	0.22%	48,466	21	0.17%
Long-term borrowings	136,876	1,732	5.02%	134,813	1,726	5.08%
Total interest bearing liabilities	4,583,825	$6,399	0.55%	4,464,399	$6,257	0.56%
Non-interest bearing demand	1,047,135			964,823
Other liabilities	56,883			56,624
Shareholders’ equity	1,061,281			1,111,876
Total liabilities and shareholders’ equity	$6,749,124			$6,597,722
Net interest income and spread		$61,723	3.92%		$65,997	4.39%
Net interest margin			4.05%			4.52%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
FULL YEAR AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,708,076	$249,718	5.30%	$4,574,397	$274,577	6.00%
Investment securities (1)	1,072,551	19,997	1.86%	1,179,668	17,658	1.50%
Interest-bearing deposits in other banks	47,986	105	0.22%	215,894	543	0.25%
Other earning assets (2)	44,227	2,423	5.48%	39,060	2,027	5.19%
Total interest earning assets	5,872,840	$272,243	4.64%	6,009,019	$294,805	4.91%
Non-interest earning assets	744,625			845,982
Total assets	$6,617,465			$6,855,001
Interest bearing liabilities
Time deposits	$1,394,916	$11,943	0.86%	$1,751,785	$16,585	0.95%
Money market	930,158	2,151	0.23%	1,023,069	2,268	0.22%
Negotiable order of withdrawal	1,327,452	2,222	0.17%	1,272,065	2,125	0.17%
Savings	524,705	1,135	0.22%	516,941	1,075	0.21%
Total interest bearing deposits	4,177,231	17,451	0.42%	4,563,860	22,053	0.48%
Short-term borrowings and FHLB advances	166,187	385	0.23%	41,329	57	0.14%
Long-term borrowings	136,099	6,886	5.06%	147,185	8,072	5.48%
Total interest bearing liabilities	4,479,517	$24,722	0.55%	4,752,374	$30,182	0.64%
Non-interest bearing demand	1,000,994			918,087
Other liabilities	54,041			52,147
Shareholders’ equity	1,082,913			1,132,393
Total liabilities and shareholders’ equity	$6,617,465			$6,855,001
Net interest income and spread		$247,521	4.09%		$264,623	4.27%
Net interest margin			4.21%			4.40%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	December 31, 2014		September 30, 2014		December 31, 2013
Net Income	$13,836	$13,836	$13,243	$13,243	$12,206	$12,206
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security gains*	(513)	(313)	(317)	(194)	(164)	(100)
Non-interest expense
Stock-based compensation expense*	239	146	242	148	940	575
Contingent value right expense	334	334	278	278	299	299
Tax effect of adjustments*	107	N/A	29	N/A	(301)	N/A
Core Net Income	$14,003	$14,003	$13,475	$13,475	$12,980	$12,980
Average Assets	$6,749,124		$6,637,179		$6,597,722
ROA**	0.82%		0.80%		0.74%
Core ROA***	0.83%		0.81%		0.79%

* Tax effected at an income tax rate of 39%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Dec 31 2014	Sep 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013
Net interest income	$61,351	$61,425	$60,831	$62,453	$65,723
Reported non-interest income	10,594	9,957	11,887	11,369	13,271
Less: Securities gains (losses)	513	317	(28)	174	164
Core non-interest income	$10,081	$9,640	$11,915	$11,195	$13,107

Reported non-interest expense	$50,932	$51,418	$51,273	$55,224	$56,251
Less: Stock-based compensation expense	239	242	531	533	942
Contingent value right expense	334	278	327	767	299
Core non-interest expense	$50,359	$50,898	$50,415	$53,924	$55,010
Efficiency Ratio*	70.79%	72.03%	70.51%	74.81%	71.21%
Core Efficiency Ratio**	70.50%	71.62%	69.30%	73.22%	69.78%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports Fourth Quarter Results

January 29, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Total shareholders' equity	$1,063,574	$1,064,939	$1,073,558	$1,103,756	$1,112,788
Less: goodwill, core deposits intangibles, net of taxes	(146,168)	(146,671)	(147,290)	(148,045)	(146,258)
Tangible book value*	$917,406	$918,268	$926,268	$955,711	$966,530
Common shares outstanding	47,593	48,331	49,150	51,129	52,098
Tangible book value per share	$19.28	$19.00	$18.85	$18.69	$18.55

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Total shareholders' equity	$1,063,574	$1,064,939	$1,073,558	$1,103,756	$1,112,788
Less: goodwill, core deposits intangibles	(153,419)	(154,387)	(155,398)	(156,633)	(155,351)
Tangible common equity	$910,155	$910,552	$918,160	$947,123	$957,437
Total assets	$6,831,410	$6,690,299	$6,624,006	$6,548,624	$6,617,561
Less: goodwill, core deposits intangibles	(153,419)	(154,387)	(155,398)	(156,633)	(155,351)
Tangible assets	$6,677,991	$6,535,912	$6,468,608	$6,391,991	$6,462,210
Tangible common equity ratio	13.63%	13.93%	14.19%	14.82%	14.82%

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